CONFIDENTIAL TREATMENT REQUESTED

Statement of Work (SOW) #1 – September 24, 2013

[*] Portal Project
______________________________________________________________________________
Governed by: MASTER SERVICES AND LINKING AGREEMENT between Toshiba America Information Systems, Inc. (“TAIS” or “Toshiba” or “Client”) and Synacor, Inc. (“Synacor”) effective as of July 1, 2010 (“Agreement”)

Today’s Date: September 24, 2013
SOW Effective Date: September 24, 2013
SOW End Date: As described under “Term” below
Company Name: Toshiba America Information Systems Inc.
Contractor/Contractor Name (if applicable) Synacor, Inc.

Acceptance
This Statement of Work is approved by the following representatives for their respective companies.

Approved by:

Toshiba America Information Systems Inc.	Synacor, Inc.

Signature /s/ Terry Cronin	Signature /s/ George Chamoun
Approved by Terry Cronin________ on	Approved by George Chamoun______ on
9/24/13	9/24/13

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CONFIDENTIAL TREATMENT REQUESTED

Statement of Work
Toshiba [*] Portal Project

This Statement of Work describes the tasks and activities to be performed on the Toshiba [*] Portal project. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

Introduction:

As more fully set forth below, the project herein covers the development of one or more landing pages that [*]. The landing page(s) will allow the user to [*] and also direct the user to other pages within [*].

Subject to the terms and conditions herein, the total cost for the Deliverables in this SOW is [*], which shall become due upon completion by Synacor and acceptance by Client of all Deliverables in this SOW and [*] after Client’s receipt of Synacor invoice.

Definitions:

“Client Product” shall mean [*]

“Landing Page(s)” shall mean the HTML page(s) [*].

“Portal [*]” shall mean an Internet site serving as a point of entry to the World Wide Web, which contains limited content as contemplated herein. There will be [*] Portal [*] created under this Statement of Work: [*].

Term: This SOW shall be coterminous with the term of the Agreement.

Deliverables:

Subject to the terms and conditions herein and in the Agreement, Synacor will develop the Landing Pages and Portal [*] described below.

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CONFIDENTIAL TREATMENT REQUESTED

[*] Landing Page	[*]
Create the [*] of the Landing Page that will [*] • [*] • [*]
[*]Landing Page	[*]
Create [*] of the Landing Page that will [*] • [*] • [*]
[*] Portal [*] Monthly Maintenance:	[*] [*] per month
• Web Hosting • The SLA set forth in the Agreement will apply.
[*]Landing Page	[*]
Create [*] of the Landing Page that will [*] • [*] • [*]
[*] Portal [*]: Monthly Maintenance:	[*] [*] per month
• Web Hosting • The SLA set forth in the Agreement will apply.
[*] Landing Page	[*]
Create [*] of the Landing Page that will [*] • [*] • [*]
[*] Landing Page	[*]
Create [*] of the Landing Page that will [*] • [*] • [*]

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CONFIDENTIAL TREATMENT REQUESTED

[*] Portal [*] Monthly Maintenance:	[*] [*] per month
• Web Hosting • The SLA set forth in the Agreement will apply.
Assumptions
•    The parties will work together in good faith in an effort to achieve a product that is ready for launch by [*]
•    All of the [*] in each Client Product [*] will [*] in this SOW in an identical manner to one another [*]

Client Responsibilities
•    Submitting Deals & Offers to Synacor through existing channels
•    [*]
•    [*]
•    Determining [*] to determine which Bundled Apps & Services to show
•    Workflow diagram for [*]
•    [*]
•    Matrix showing what Bundled Apps & Services are available for each [*]
•    Delivery of Client branding
•    Deliver to Synacor for posting [*], a privacy policy in the [*] that meets [*] law and, in any event, discloses the use of cookies and web beacons for targeted advertising purposes, and provides opt-out capabilities in accordance with applicable law.

General:
o    The Landing Page Mock-up below is for illustrative purposes only. Excluding any content for the [*] Landing Page, Synacor cannot commit to the inclusion of any specific content (e.g., within the Trending Now or Start 360 areas, news, sports, etc.), and the display of certain content may trigger additional costs that will be mutually discussed and agreed to by the Parties before inclusion on the applicable Landing Page.
•    **For some or all of the Portal [*] (and corresponding Landing Pages), the inclusion of [*] functionality or [*] branding may be subject to the [*] provider’s prior approval, which the [*] provider may grant or withhold in its sole discretion.
•    The software code and any related materials delivered to Toshiba by Synacor, excluding any material provided by Toshiba to Synacor, in connection with the Landing Page hereunder (“Synacor Materials”) are the sole and exclusive property of Synacor, and shall be considered the Confidential Information of Synacor as such term is defined in the Agreement. Synacor Materials may only be used by Client in connection with the Landing Pages on Client Products. Upon termination of the Agreement, Client shall cease all use of the Synacor Materials (it being understood that Synacor Materials cannot be removed from already-sold Client Product, Client Product that has left manufacturing facilities, and/or Client Product that is in the pre-existing production schedule).
•    The Client Product shall be considered a “Client Material” as defined in the Agreement.
•    The term “User” as defined in the Agreement shall apply to users of the Landing Pages and Portal [*] being delivered hereunder.
•    [*]. Absent [*], Synacor will continue operation of [*] Portal [*] until termination of the Agreement.

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CONFIDENTIAL TREATMENT REQUESTED

Payment
•    For [*] Revenue, if any, and [*] Revenue, the revenue sharing set forth in [*] shall apply, [*].
•    Upon launch of [*] Portal [*] (the launch date of [*] portal to be determined [*]), a pro rata amount of the initial [*] monthly maintenance fee for [*] such portal (for web hosting by Synacor, subject to the SLA in the Agreement) shall become due, and the ongoing monthly fee shall continue for so long as Synacor makes such Portal [*] available to Client and/or until Client [*] (up to a total of [*] fee each month).
•    The provisions of Schedule A of the Agreement regarding carriage fees, taxes, and reporting shall apply to the payments within this Payment section.
•    The payment terms set forth in Section 6 of the Agreement shall apply to the monthly maintenance fee and revenue shares.
•    Section 10 of the Agreement shall apply to the [*] feeds being made available hereunder.
•    If [*] Services are included, [*] shall apply to such Services.
•    Sections 1, 2, and 3 of Schedule C of the Agreement shall apply to Advertising Services.

Landing Page Requirements [*]
•    Toshiba Logo
•    [*] (See note in “General” above)
•    Bundled Apps & Services
o    This section of the portal will always be active [*]
o    Each [*] will have different bundled apps [*]
•    300 x 250 Ad
•    Deals & Offers
o    Deals & Offers should be sent to Synacor using the same process as the current portal (Currently, Toshiba marketing sends changes on a weekly basis to Content Publishing. There is a dedicated resource on Synacor’s end that changes out the images and text in the CMS.)
o    [*]
•    Start 360 content
o    [*] Feeds
o    Depending on cost and availability, may include video feeds
o    [*]
•    [*]
•    Syndication for all [*] (only Bundled Apps & Services and the Toshiba Logo [*])
•    Portal statistics (i.e. [*]) need to be traceable [*] (but do not need to be traced [*])

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CONFIDENTIAL TREATMENT REQUESTED

Portal [*] Requirements [*]
For [*]:
•    Toshiba Logo
•    [*] (See note in “General” above)
•    Domestic News
•    Sports
•    World News
•    [*] Link (actual link names TBD)
•    All areas require [*] to be provided by Synacor; if Synacor uses the services of a third party for such [*], it will invoice Client for the actual costs associated therewith that are pre-approved by Client in writing.
•    Portal statistics (i.e. [*]) need to be [*] (but do not need to be traced [*])

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CONFIDENTIAL TREATMENT REQUESTED

[*]

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